                                                                  EXHIBIT (99)-2

                     THE BANC CORPORATION AND SUBSIDIARIES

   CONDENSED PRO FORMA COMBINED STATEMENT OF FINANCIAL CONDITION (UNAUDITED)

     The following summary includes (i) the condensed supplemental consolidated statement of financial condition of The Banc Corporation as of September 30, 1998, (ii) the condensed consolidated statement of financial condition of Emerald Coast Bancshares, Inc. ("Emerald") as of September 30, 1998, (iii) the condensed consolidated statement of financial condition of Commercial Bancshares of Roanoke, Inc. ("CBS") as of September 30, 1998, (iv) adjustments to give effect to the purchase method combination with CBS and the proposed pooling of interests method business combination with Emerald and (v) the pro forma combined condensed statement of financial condition of The Banc Corporation and The Bank as if such combinations had occurred on September 30, 1998.

     These pro forma statements should be read in conjunction with the accompanying notes and the separate consolidated statements of financial condition of The Banc Corporation, Emerald and CBS. The pro forma information provided below may not be indicative of future results.

                                                               AS OF SEPTEMBER 30, 1998
                                           -----------------------------------------------------------------
                                                        HISTORICAL
                                           -------------------------------------
                                               THE        EMERALD     COMMERCIAL
                                              BANC         COAST      BANCSHARES    PRO FORMA      PRO FORMA
                                           CORPORATION   BANCSHARES   OF ROANOKE   ADJUSTMENTS     COMBINED
                                           -----------   ----------   ----------   -----------     ---------
                                                                    (IN THOUSANDS)
ASSETS
Cash and due from banks..................   $ 13,770      $ 3,355      $ 1,146       $   450(a)    $ 18,721
Interest bearing deposits in other
  banks..................................        208           --          200            --            408
Federal funds sold.......................      6,120        2,382        7,475            --         15,977
Investment securities available for
  sale...................................     81,405        9,322        2,356            --         93,083
Investment securities held to maturity...         --           --       15,918           260(c)      16,178
Loans, net of unearned...................    236,311       59,241       13,717            --        309,269
Less: Allowance for loan losses..........     (3,422)        (686)        (311)           --         (4,419)
                                            --------      -------      -------       -------       --------
      Net loans..........................    232,889       58,555       13,406            --        304,850
                                            --------      -------      -------       -------       --------
Premises and equipment, net..............     22,419        2,160          276           500(c)      25,355
Intangibles, net.........................        402           --           --           290(c)         692
Other assets.............................      8,987        1,442          803            --         11,232
                                            --------      -------      -------       -------       --------
         Total assets....................   $366,200      $77,216      $41,580       $ 1,500       $486,496
                                            ========      =======      =======       =======       ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing....................   $ 43,235      $ 7,896      $ 6,115       $    --       $ 57,246
  Interest-bearing.......................    269,872       58,493       28,918            --        357,283
                                            --------      -------      -------       -------       --------
         Total deposits..................    313,107       66,389       35,033            --        414,529
Long term borrowings.....................      3,000           --           --            --          3,000
Accrued expenses and other liabilities...      7,492        5,257          297         7,300(c)      20,185
                                            --------      -------      -------       -------       --------
         Total liabilities...............    323,599       71,646       35,330         7,300        437,714
Stockholders' Equity
  Common Stock...........................         10        3,130           20            --(a)          11
                                                                                           1(b)
                                                                                      (3,130)(b)
                                                                                         (20)(c)
  Surplus................................     26,631        3,130        3,527           450(a)      33,340
                                                                                       6,259(b)
                                                                                      (3,130)(b)
                                                                                      (3,527)(c)
  Retained earnings (accumulated
    deficit).............................     15,405         (738)       2,669        (2,669)(c)     14,667
  Accumulated other comprehensive
    income...............................        555           48           34           (34)(c)        603
                                            --------      -------      -------       -------       --------
         Total stockholders' equity......     42,601        5,570        6,250        (5,800)        48,621
                                            --------      -------      -------       -------       --------
         Total liabilities and
           stockholders' equity..........   $366,200      $77,216      $41,580       $ 1,500       $486,496
                                            ========      =======      =======       =======       ========
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

                     NOTES TO CONDENSED PRO FORMA COMBINED
                  STATEMENT OF FINANCIAL CONDITION (UNAUDITED)

(a) To record proceeds from the sale of 57,000 shares of The Banc Corporation common stock issued under options exercised by officers of Emerald prior to the Emerald Merger.

(b) To record the exchange of 1,379,958 shares of The Banc Corporation common stock for all of the outstanding shares of Emerald accounted for as a pooling of interests.

Outstanding shares of acquired corporation..................     683,000
Conversion ratio............................................     2.02044
                                                              ----------
The Banc Corporation shares to be issued....................   1,379,958
Par value of shares to be issued at $.001 per share.........  $        1
Total common stock and surplus of acquired corporation......       6,260
                                                              ----------
  Excess recorded as an increase in contributed capital.....       6,259
                                                              ----------
To eliminate acquired corporations capital stock
  Common stock at par value.................................      (3,130)
  Surplus...................................................      (3,130)
                                                              ----------
                                                                  (6,260)
                                                              ----------
          Net change in equity..............................  $       --
                                                              ==========

(c) Purchase of 100% of the outstanding common stock of the CBS for approximately $7.3 million in cash. The stock was purchased with proceeds borrowed from a commercial bank. The excess of cost over book value was allocated to the carrying value of the premises, equipment, securities and goodwill.